UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2022

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2022, Live Ventures Incorporated (the “Company”) issued a press release announcing that on Thursday, August 11, 2022, it will release the financial results for the third quarter (ended June 30, 2022) of its current fiscal year 2022. The Company plans to host a teleconference on August 11, 2022, at 2:00 pm Pacific Time (5:00 pm Eastern Time) to discuss these results. To access the call, please dial (800) 267-6316 for US callers (or (203) 518-9783 for international callers). The conference ID is “LiveVentures”. A replay of the call will be available on the “Investor Relations” page of the Live Ventures website (https://ir.liveventures.com/) after the call

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 26, 2022, Live Ventures Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”)to vote on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2022 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring on the date of the Annual Meeting in 2023 or until their respective successors are duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Jon Isaac	2,072,647	7,345.03	686,163
Tony Isaac	2,073,467	6,525.03	686,163
Richard D. Butler, Jr.	1,878,018	201,974.03	686,163
Dennis (De) Gao	1,935,994	143,998.03	686,163
Tyler Sickmeyer	1,940,545	139,447.03	686,163

Proposal No. 2 – Non-binding advisory vote to approve named executive compensation

Votes For	Votes Withheld	Broker Non-Votes
2,037,795	41,723.03	2,474

Proposal No. 3 – Ratification of Independent Accounting Firm

Votes For	Votes Withheld	Broker Non-Votes
2,757,914	777.03	7,464

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: July 29, 2022